Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund
Hatteras Long/Short Debt Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
December 5, 2013

Supplement to the Prospectuses and
Statements of Additional Information (“SAIs”)
dated April 30, 2013,
as supplemented May 17, 2013, June 26, 2013, July 31, 2013, October 22, 2013, and October 28, 2013
(for the Hatteras Alpha Hedged Strategies Fund and Hatteras Hedged Strategies Fund)
and dated September 21, 2013, as supplemented October 28, 2013
(for the Hatteras Long/Short Debt Fund)

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” on page 39 of the Prospectus for Hatteras Alpha Hedged Strategies Fund (the “Alpha Prospectus”), Page 13 of the Prospectus for Hatteras Long/Short Debt Fund (the “Long/Short Debt Prospectus”) and page 10 of the Prospectus for Hatteras Hedged Strategies Fund (the “Hedged Strategies Prospectus”).

Phoenix Investment Adviser, LLC
Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Phoenix Investment Adviser, LLC (“Phoenix”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Phoenix does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 61–64 of the Alpha Prospectus, pages 28-29 of the Long/Short Debt Prospectus, pages 20-24 of the Hedged Strategies Prospectus, pages 31–39 of the SAI for Hatteras Alpha Hedged Strategies Fund and Hatteras Hedged Strategies Fund, and pages 30-31 of the SAI for Hatteras Hedged Strategies Fund describing the sub-advisors to the Underlying Funds, are amended to add the following:

Phoenix Investment Adviser, LLC
The Advisor has entered into a Sub-Advisory Agreement with Phoenix Investment Adviser, LLC (“Phoenix”) to manage a portion of the Relative Value - Long/Short Debt Portfolio.  Phoenix is located at 420 Lexington Avenue, Suite 2040, New York, New York, 10170 and is a registered investment adviser. Phoenix provides investment advisory services to clients including businesses and pooled investment vehicles.

Please retain this Supplement with your
Prospectuses and SAIs for future reference.